Future Intangible Asset Amortization Expense (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Finite-Lived Intangible Assets [Line Items]
2015	$ 6,506
2016	4,972
2017	3,990
2018	3,434
2019	1,491
Finite Lived Intangible Assets, Amortization Expense, Net, Total	$ 20,393